UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2006



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


    California                    000-31929                  68-0454068
    ----------                    ---------                  ----------
  (State or other            (Commission File No.)        (I.R.S. Employer
   jurisdiction                                          Identification No.)
   of incorporation)



                 202 West Napa Street, Sonoma, California 95476
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (707) 935-3200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
-------------------------

Item 7.01  Regulation FD Disclosure

     On February 16, 2006 Sonoma Valley Bancorp announced via press release the declaration of a cash dividend of $0.25 per share, payable on March 15, 2006 to the shareholders of record as of the close of business, Pacific Standard Time, on March 1, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On February 17, 2006, Sonoma Valley Bancorp announced via press release its stock repurchase program to purchase up to 60,000 shares of the company's common stock through open market and privately negotiated transactions. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits

     Exhibit No.    Exhibit Description
     -----------    -------------------

        99.1 Press release dated February 16, 2006, titled "Sonoma Valley Bancorp Declares Cash Dividend"

        99.2        Press release dated February 17, 2006, titled "Sonoma Valley
                    Bancorp   Announces  Stock   Repurchase   Program  Board  of
                    Directors Authorizes 60,000 Shares"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SONOMA VALLEY BANCORP,
                                            a California Corporation


Dated:  February 17, 2006                   /s/ Mel Switzer, Jr.
        -------------------                 ------------------------------------
                                            Mel Switzer, Jr.,
                                            Chief Executive Officer
                                            (Principal Executive Officer)

                                EXHIBIT INDEX
                                -------------


   Exhibit No.              Description
   ----------              -----------

       99.1 Press release dated February 16, 2006, titled "Sonoma Valley Bancorp Declares Cash Dividend"

       99.2         Press release dated February 17, 2006, titled "Sonoma Valley
                    Bancorp   Announces  Stock   Repurchase   Program  Board  of
                    Directors Authorizes 60,000 Shares"